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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C.  20549


                                  FORM 8-K

                               Current Report

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported): November 12, 1996


                             WELCOME HOME, INC.
           (Exact name of registrant as specified in its charter)


         Delaware                       0-24912                  56-1379322
    (State or other Jurisdiction   (Commission File Number)   (I.R.S. Employer
       of incorporation                                      Identification No.)



                 309-D Raleigh Street                               28412
              Wilmington, North Carolina                           (Zip Code)
     (Address of principal executive offices)

   Registrant's telephone number, including are code: (910) 791-4312


                               Not Applicable
        (Former name or former address, if changed since last report)

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                    INFORMATION TO BE INCLUDED IN REPORT


   Item 1.  Changes in Control of Registrant.

        Not Applicable.


   Item 2.  Acquisition or Disposition of Assets.

        Not Applicable.


   Item 3.  Bankruptcy or Receivership.

        Not Applicable.


   Item 4.  Changes in Registrant's Certifying Accountant.

        Not Applicable.

   Item  5.  Other Events.

        On November 12, 1996, Welcome Home, Inc. (the "Company") entered into an exchange agreement (the "Exchange Agreement") with Jordan Industries, Inc. ("Jordan Industries"), the Company's majority shareholder, whereby Jordan Industries agreed to exchange $4,450,604 of indebtedness and interest accrued under the Company's credit facility with Jordan Industries for 4,451 shares of a newly designated class of preferred stock of the Company (the "Series A Preferred Stock"). On November 12, 1996, the Company filed a certificate of designation (the "Certificate of Designation") with the Secretary of State of Delaware setting forth the rights and preferences of the Series A Preferred Stock.

        The Company requested that Jordan Industries enter into the Exchange Agreement as the Company was notified by the Nasdaq National Market that it fell below the exchange's minimum net tangible assets test for continued listing.

        Consistent with Company policy, the Exchange Agreement and the Certificate of Designation were each (i) approved by a majority of the members of the Company's Board of Directors and by a majority of the disinterested members of the Company's Board of Directors and (ii) deemed to be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

        Included as exhibits hereto are the Exchange Agreement and the Certificate of Designation and, as such, the foregoing description is qualified in its entirety by reference to and incorporation of the terms and provisions contained in those exhibits.







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   Item 6.  Resignations of Registrant's Directors.

        Not Applicable.

   Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


   Exhibit
   Number            Description
   --------          -----------

   3.1 Certificate of Designation of Series and Determination of Rights and Preferences of Series A Preferred Stock of Welcome Home, Inc. (the "Company")

   10.1 Exchange Agreement, dated November 12, 1996, by and between the Company and Jordan Industries, Inc.


   Item 8.  Change in Fiscal Year.

        Not Applicable.

   Item 9.  Sales of Equity Securities Pursuant to Regulation S.

        Not Applicable.








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                                 SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            WELCOME HOME, INC.



   Date:  November 18, 1996                 By: /s/ Mark S. Dudeck
                                                --------------------
                                            Name:  Mark S. Dudeck
                                            Title: Chief Financial Officer



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